UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 11, 2026

NATIONAL BANK HOLDINGS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35654	27-0563799
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7800 East Orchard Road, Suite 300, Greenwood Village, Colorado 80111

(Address of principal executive offices) (Zip Code)

303-892-8715

(Registrant’s telephone, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Class A Common Stock, Par Value $0.01	NBHC	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry Into a Material Definitive Agreement.

Underwriting Agreement

On February 9, 2026, National Bank Holdings Corporation (the “Company”), entered into an underwriting agreement (the “Underwriting Agreement”) with Piper Sandler & Co. (the “Underwriter”). Pursuant to the Underwriting Agreement, the Company issued and sold $150,000,000 aggregate principal amount of 5.875% Fixed-to-Floating Rate Subordinated Notes due 2036 (the “Notes”) at a public offering price equal to 100% of the aggregate principal amount of the Notes.

The offering of the Notes closed on February 11, 2026. The net proceeds from the sale of the Notes to the Company were approximately $147.3 million, after giving effect to the underwriting discount of 1.25% and estimated expenses of the offering of the Notes. The Company intends to use the net proceeds for general corporate purposes.

The Notes were offered and sold pursuant to an effective shelf registration statement on Form S-3 filed with the Securities and Exchange Commission (the “SEC”) on February 5, 2026 (Registration No. 333-293219), a base prospectus, dated February 5, 2026 included as part of the registration statement, a preliminary prospectus supplement, dated February 9, 2026 and a final prospectus supplement, filed on February 11, 2026 with the SEC pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the “Securities Act”).

The Underwriting Agreement contains representations, warranties and covenants customary in agreements of this type. These representations, warranties and covenants are not representations of factual information to investors about the Company or its subsidiaries, and the sale of the Notes does not constitute a representation that there has not been any change in the condition of the Company. The Company also agreed to indemnify the Underwriter against certain liabilities arising out of or in connection with the sale of the Notes.

The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, a copy of which is attached hereto as Exhibit 1.1 and incorporated herein by reference.

Indenture and Notes

The Notes were issued pursuant to an Indenture, dated as of February 11, 2026 (the “Base Indenture”), by and between the Company and U.S. Bank Trust Company, National Association, as trustee (the “Trustee”), as supplemented by the First Supplemental Indenture, dated as of February 11, 2026, by and between the Company and the Trustee (the “First Supplemental Indenture” and collectively with the Base Indenture, the “Indenture”). The terms of the Notes are set forth in, and such Notes are governed by, the Indenture.

The Notes will mature on February 15, 2036. From and including the original issue date to, but excluding, February 15, 2031 or the date of earlier redemption, the Company will pay interest on the Notes semi-annually in arrears on February 15 and August 15 of each year, commencing on August 15, 2026, at a fixed annual interest rate equal to 5.875%. From and including February 15, 2031 to but excluding the maturity date or the date of earlier redemption, the floating interest rate per annum will be equal to a benchmark rate, which is expected to be Three-Month Term SOFR (as defined in the Notes), plus a spread of 241 basis points, payable quarterly in arrears on February 15, May 15, August 15 and November 15 of each year, commencing on May 15, 2031. Notwithstanding the foregoing, in the event that the benchmark rate is less than zero, the benchmark rate shall be deemed to be zero.

The Company may, at its option, redeem the Notes (i) in whole or in part beginning with the interest payment date of February 15, 2031, and on any interest payment date thereafter, or (ii) in whole but not in part upon the occurrence of a “Tax Event,” a “Tier 2 Capital Event” (each as defined in the Indenture) or the Company becoming required to register as an investment company pursuant to the Investment Company Act of 1940, as amended.

The foregoing description of the Indenture and the Notes does not purport to be complete and is qualified in its entirety by reference to the full text of the Base Indenture, the Supplemental Indenture, and the Notes, copies of which are attached hereto as Exhibits 4.1, 4.2, and 4.3, respectively, and incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under and Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On February 11, 2026, the Company issued a press release announcing the closing of its offering of the Notes, which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information provided under Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and is not deemed to be “filed” with the SEC for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section and is not incorporated by reference into any filing of the Company under the Securities Act or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference to this Current Report on Form 8-K in such a filing. The Company does not incorporate by reference to this Current Report on Form 8-K information presented at any website referenced in Exhibit 99.1 attached hereto.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
1.1	Underwriting Agreement, dated February 9, 2026, by and between National Bank Holdings Corporation and Piper Sandler & Co.

4.1	Indenture, dated February 11, 2026, by and between National Bank Holdings Corporation and U.S. Bank Trust Company, National Association, as Trustee

4.2	First Supplemental Indenture, dated February 11, 2026, between National Bank Holdings Corporation and U.S. Bank Trust Company, National Association, as Trustee

4.3	Form of 5.875% Fixed-to-Floating Rate Subordinated Note due 2036 (included in Exhibit 4.2)

5.1	Opinion of Wachtell, Lipton, Rosen & Katz regarding the legality of the Notes

23.1	Consent of Wachtell, Lipton, Rosen & Katz (included in Exhibit 5.1)

99.1	Press Release, dated February 11, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 11, 2026

National Bank Holdings Corporation

By:	/s/ Angela N. Petrucci
	Name:	Angela N. Petrucci
	Title:	Chief Administrative Officer and General Counsel